Consent of Attorney

UshowUs Co., Inc.
2802 Juan Street, Suite 12
San Diego, California 92110

June 18, 2002

RE: Form SB-1 of UshowUs Co., Inc. filed with the Securities and Exchange
Commission on or about June 20, 2002 (“Form SB-1”).

Gentlemen,

     The undersigned hereby consents to the use of its name in the Form SB-1 under the heading “legal matters”.

Sincerely,

/S/ Jeffrey H. Mackay
Jeffrey H. Mackay, Esq.
4871 Narragansett Avenue
San Diego, California 92107

C-2